                                                                    EXHIBIT 10.1


                       FORBEARANCE AGREEMENT AND AMENDMENT
                       -----------------------------------


     This Forbearance Agreement and Amendment (the "Agreement") is entered into as of December 1, 1999 by and among:

     Nutramax Products, Inc. (hereinafter, the "BORROWER"), a Delaware corporation with its principal executive offices at 9 Blackburn Drive, Gloucester, Massachusetts;

     Nutramax Holdings, Inc., Nutramax Holdings II, Inc, Optopics Laboratories Corp., Fairton Realty Holdings, Inc., Oral Care, Inc., Powers Pharmaceutical Corp., Florence Realty, Inc., Certified Corp., First Aid Products, Inc., Adhesive Coatings, Inc., Elmwood Park Realty, Inc. and F.A. Products, L.P. (individually, a "GUARANTOR" and collectively, the "GUARANTORS");

     BankBoston, N.A., National Bank of Canada, Fleet National Bank, The Sumitomo Bank Limited, and Senior Debt Portfolio (hereinafter collectively, the "BANKS")

     BankBoston, N.A., as Agent for the Banks (hereinafter, in such capacity, the "AGENT"), having a principal place of business at 100 Federal Street, Boston, Massachusetts 02110;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH:
                                   ----------

1.   BACKGROUND.  On December 30, 1996, the Agent, certain of the Banks and the
     ----------
     Borrower entered into a Revolving Credit and Term Loan Agreement, pursuant to which the Banks established, subject to the terms therein contained, revolving credit, letter of credit and term loan facilities in favor of the Borrower. The Revolving Credit and Term Loan Agreement was thereafter modified pursuant to the terms of eight amendments thereto (the Revolving Credit and Term Loan Agreement as so amended shall hereinafter be referred to as the "LOAN AGREEMENT").

     The Borrower's Obligations to the Agent and the Banks are secured by perfected mortgage and security interests in and to all of the Borrower's assets, including, without limitation, all of the Borrower's accounts, inventory, equipment, general intangibles, trademarks, patents, and real estate, (collectively, the "COLLATERAL"). In addition, the Guarantors have unconditionally guarantied the payment and performance of the Borrower's Obligations (the "GUARANTIES") and to secure their respective guaranties have granted the Agent for the ratable benefit of the Banks perfected mortgage and security interests in and to all of their assets, including, without limitation, all of their accounts, inventory, equipment, general intangibles, trademarks, patents, and real estate (the "GUARANTORS' COLLATERAL").

     Various Events of Default have arisen under the Loan Agreement, and the Borrower and the Guarantors have requested that, notwithstanding the occurrence of such Events of Default, the Agent and the Banks continue to forbear from exercising their rights and remedies upon default on account of such Events of Default. The Agent and the Banks are willing to so forbear BUT ONLY upon the terms and conditions set forth herein.
             --- ----

2.   DEFINITIONS.
     -----------

     a. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

     b. "EXISTING DEFAULTS" means those Events of Defaults existing as of the date hereof and described on SCHEDULE 1 hereto.
                                       ----------

     c. "Overadvance" shall mean the following amounts for the following periods:


          Period                                       Overadvance
          ------------------------------------------------------------
          November 24, 1999 through                   $2,750,000.00
           December 4, 1999
          ------------------------------------------------------------
          December 5, 1999 through                    $3,000,000.00
           February 5, 2000
          ------------------------------------------------------------
          After February 5, 2000                      $           0
          ------------------------------------------------------------


          The Overadvance shall be further reduced in accordance with the provisions of (S)5(d) of this Forbearance Agreement. To the extent this definition conflicts with the first paragraph of (S)2.20 of the Loan Agreement, the provisions of this definition shall control.


          d.   "Revolving Loan Ceiling" means $21,250,000.00.


3.   OUTSTANDING OBLIGATIONS.
     -----------------------

     a. The Borrower and the Guarantors each acknowledge and agree that, as of November 22, 1999, they are jointly and severally obligated to the Agent and the Banks as follows:

                                 REVOLVING LOANS

          Principal:          $20,353,227.84
          Interest:           $   267,047.23


                                   TERM LOAN A

          Principal:          $21,425,000.00
          Interest:           $   273,156.42

                                   TERM LOAN B

          Principal:          $26,697,627.00
          Interest:           $   386,559.39

     b. In addition, the Borrower acknowledges and agrees that the Borrower is obligated to the Agent and the Banks for the IRB Letters of Credit, other Letters of Credit, and any amounts due under the LC Reimbursement Agreements relating thereto, for Agent's Fees, Commitment Fees, interest, Letter of Credit fees. together with costs and expenses, including, without limitation, attorneys' fees, appraisal fees, and commercial finance examination fees, all whether accrued or now due or hereafter accruing or becoming due.

     c. The Borrower and the Guarantors each further acknowledge and agree that, as of the date hereof, they do not have any offsets, defenses, or counterclaims against the Agent or the Banks with respect to the Loan Agreement, the Guaranties, any other Loan Documents, or otherwise, and to the extent that any such offsets, defenses or counterclaims may exist, the Borrower and each Guarantor hereby WAIVES and RELEASES same. The Borrower and each Guarantor shall
                 ------     --------
          execute and deliver to the Agent and each Bank such releases as the Agent or any Bank may request to confirm the foregoing.

     d. The Borrower and each Guarantor hereby ratifies and confirms that the Obligations (as modified hereby) are secured by the Collateral and the Guarantor Collateral.

4.   FORBEARANCE BY AGENT AND THE BANKS.  The Agent and the Banks will each
     ----------------------------------
     forbear from terminating the Commitments, accelerating the time for payment of the Obligations, and foreclosing upon the Collateral and the Guarantor Collateral until the earlier of (i) February 5, 2000, or (ii) at the election of the Majority Banks, until the occurrence of a Termination Event (as defined herein) (the period commencing on the date hereof and ending on the earlier of (i) or (ii) above shall hereinafter be referred to as the "FORBEARANCE PERIOD"). Nothing contained herein shall limit any other rights of the Agent and the Banks upon default, including, without limitation, the right to impose the default rate of interest.

5.   TERMS OF EXTENDED FORBEARANCE.  The Agent's and the Banks' consent to the
     -----------------------------
     Forbearance Period is subject to the following terms and conditions:

     a.   Revolving Loans.  The provisions of (S)(S) 2.1(a) and 6.16 of the Loan
          ---------------
          Agreement are hereby amended to provide that (i) the maximum aggregate principal amount of all Revolving Loans outstanding (after giving effect to the amounts requested), plus the aggregate Stated Amount of Letters of Credit (other than the Stock Purchase and IRB Letters of Credit) outstanding at such time, plus the aggregate amount of any unreimbursed draws under outstanding Letters of Credit, shall not at any time exceed the lesser of (A) the aggregate amount of the Revolving Credit Commitments of all of the Banks, and (B) the sum of the Borrowing Base and the Overadvance, and (ii) during the Forbearance Period, the maximum aggregate principal amount of all Revolving Loans outstanding (after giving effect to the amounts requested), plus the aggregate amount of any unreimbursed draws under outstanding Letters of Credit, shall not at any time exceed the Revolving Loan Ceiling.

     b.   Interest. The Loan Agreement is hereby amended to provide that from
          --------
          and after the date hereof, the Borrower shall not be entitled to elect to have any Loans bear interest by reference to the Adjusted Eurodollar Rate. Rather all Loans shall be Base Rate Loans. Any existing Eurodollar Loans shall convert to Base Rate Loans at the end of the Interest Period therefor. Further, the Applicable Base Rate Margin and the Applicable Eurodollar Margin shall be the highest rates provided in the definition of those terms.

     c.   Loan Payments.  The unpaid portion of the principal payment on Term
          -------------
          Loan A which was due on October 1, 1999 and which remains unpaid, as well as the regularly scheduled principal payment thereon due on December 31, 1999, shall be deferred and paid in full upon the termination of the Forbearance Period. All other payments of principal, interest, fees and other amounts payable by the Borrower in connection with the Loans shall be paid at the times and in the manner set forth in the Loan Documents.

     d.   Sale of Optopics.  The Borrower shall cause the assets of Optopics to
          ----------------
          be sold for a price and on terms reasonably acceptable to the Majority Banks on or before December 15, 1999. The provisions of (S)2.13(f) of the Loan Agreement are hereby amended to provide that the Net Proceeds from such sale shall be applied ratably (based upon the outstanding principal balances of the Term Loans and upon the Revolving Credit Commitments at the time of prepayment) to the Term Loans and the Revolving Loans. Any amounts applied to the Revolving Loans shall permanently reduce the Revolving Credit Commitments by a like amount. Any amounts applied to the Term Loans shall be applied in inverse order of maturity. All payments hereunder shall be allocable (i) to the Term Loans pro rata to each Bank having a Term Loan A Commitment
                         --------
          or a Term Loan B Commitment, in accordance with such Bank's Commitment Percentage relating to such Term Loans, and (ii) to the Revolving Loans pro rata to each Bank having a Revolving Credit Commitment, in
                --------
          accordance with such Bank's Commitment Percentage relating to such Revolving Loans.

     e.   Reporting Requirements.  In addition to any other information required
          ----------------------
          to be furnished by the Borrower to
          the Agent or any Bank, the Borrower shall furnish the Agent with the following:

          i. Copies of all letters of intent, offers, purchase and sale agreements or similar documents for the sale of the assets of Optopics promptly upon receipt thereof.

          ii. Weekly, on Monday of each week as of the immediately preceding Friday, a Borrowing Base Report signed by the chief financial officer of the Borrower in the form and containing the information set forth in (S)5.1(c) of the Loan Agreement, provided that the inventory designation included as a part thereof shall be required to be updated only as of the last day of each month. In any event, the Borrowing Base Report shall incorporate the adjustments to the Borrower's Inventory and Accounts recommended by Arthur Anderson and previously furnished to the Banks.

          iii On or before November 30, 1999, internally prepared consolidated financial statements of the Borrower and its Subsidiaries as of the fiscal year ending September, 1999.

          iv. Commencing with the November 27, 1999 monthly closing, monthly, on or before the twentieth day of each month, a Consolidated balance sheet as of the end of, and a related Consolidated statement of income for the portion of the fiscal year then ended and for the immediately preceding fiscal month, prepared in accordance with GAAP (but subject to normal year end adjustments which shall not be material in amount) and excluding footnotes, accompanied by a signed statement that the statements are a fair representation of the results of operation based upon the financial records and information available to the chief financial officer of the Borrower at that time.

          v. Weekly, on Monday of each week, a Consolidated pro forma statement of cash flow for the subsequent rolling thirteen week period.

          vi. On or before November 30, 1999, the Borrower shall advise the Agent and the Banks of the identity of the certified public accounting firm which will certify the Borrower's balance sheet as of the fiscal year which ended September, 1999 and the date that such certified balance sheet shall be delivered to the Agent and the Banks, all of which shall be satisfactory to the Agent and the Banks.

     f.   Subordinated Indebtedness.  Contemporaneously with the execution
          -------------------------
          hereof, the Borrower shall cause to be delivered to the Agent an agreement with ING pursuant to which ING consents to the terms of this Agreement, defers payment of all amounts due or to become due on account of the ING Subordinated Debt from October 15, 1999 through February 15, 2000 and modifies such other terms of the ING Subordinated Agreement and ING Subordinated Note as the Agent and the Banks may reasonably require.

     g.   Proposal for Restructuring of Borrower.  On or before December 15,
          --------------------------------------
          1999, the Borrower shall furnish a term sheet to the Agent and the Banks for the restructuring and/or recapitalization of the Borrower, together with supporting projected financial statements, which term sheet shall have been approved by Bernard Korman and Cape Ann Investors, LLC and which shall be reasonably satisfactory to the Majority Banks.

     h.   Financial Performance Covenants.
          -------------------------------

          i.   During the Forbearance Period only, the provisions of (S) 5,7 and
               (S)(S)6.7 through and including 6.9 of the Loan Agreement shall be inapplicable for purposes of determining whether a Termination Event has occurred. Nothing contained herein, however, shall be deemed to constitute a waiver of any Events of Default now existing or hereafter arising under those sections of the Loan Agreement.

          ii. During the Forbearance Period, the Borrower shall not permit the consolidated net sales of the Borrower and its Subsidiaries (exclusive of Optopics), calculated on a cumulative basis from its fiscal year beginning October, 1999, to be less than the following amounts for the following periods:

               MONTH ENDING      CUMULATIVE NET SALES
               --------------------------------------
               November, 1999             $15,611,000
               --------------------------------------
               December, 1999             $25,368,000
               --------------------------------------
               January, 2000              $33,136,000
               --------------------------------------


          iii During the Forbearance Period, the Borrower shall not permit its EBITDA (exclusive of Optopics and exclusive of forbearance fees, appraisal fees, and the fees and expenses of the Banks' consultants and counsel), calculated on a cumulative basis from its fiscal year beginning October, 1999, to be less than the following amounts for the following periods:


               MONTH ENDING      CUMULATIVE EBITDA
               -----------------------------------
               November, 1999           $1,388,000
               -----------------------------------
               December, 1999           $2,277,000
               -----------------------------------
               January, 2000            $2,989,000
               -----------------------------------


          iv. During the Forbearance Period, the Borrower and its Subsidiaries shall operate their business in accordance with, and achieve the results projected in, the business plan furnished the Agent and the Bank dated October 7, 1999 and November 12, 1999 [as modified to reflect the Arthur Anderson recommendations and the results on a monthly, rather than quarterly, basis] and shall not permit any materially adverse deviation therefrom. The Banks agree that no "materially adverse deviation" shall be deemed to have arisen if the results of operations comply with the financial performance covenants set forth in Paragraphs 5(h)(ii) and (iii) of this Agreement.

     i.   Compliance with Loan Documents.  During the Forbearance Period, except
          ------------------------------
          as otherwise specifically provided herein, the Borrower and each Guarantor shall continue to comply with all of the other terms and conditions of the Loan Agreement and other Loan Documents, as modified hereby.

     j.   Bank Consultant.  The Borrower shall cooperate with Policano & Manzo,
          ---------------
          LLP, who have been engaged as consultants to the Agent and the Banks to review and advise the Agent and the Banks with respect to the Borrower's business, results of operation, financial condition, the Collateral and such other matters as the Agent and the Banks may request. The Borrower shall furnish such consultants with such information at such times as the consultants may reasonably request. All reasonable costs and expenses of the consultant shall be borne by the Borrower and shall be paid on demand.

     k.   Appraisals; Equipment List.  On or before December 3, 1999, the
          --------------------------
          Borrower shall furnish the Agent with a detailed list of all of the Borrower's and its Subsidiaries' properties, plant and equipment, setting forth the location of each item thereof and any liens which may exists thereon. The Agent may undertake appraisals of all or any portion of such properties, plant and equipment at any time and from time to time, at the Borrower's expense. The Borrower shall cooperate with the Agent and its appraisers in connection therewith and shall furnish the Agent and such appraisers with such information at such times as they may reasonably request.

     l.   Reimbursement of Expenses.  Upon the execution hereof, the Borrower
          -------------------------
          shall pay all reasonable costs and expenses, including, without limitation, attorneys' fees, appraisal fees, and commercial finance examination fees, which have been incurred by the Agent or any Bank in connection with its relationship with the Borrower and the Guarantors.

     m.   Forbearance Fee.  In consideration of the Agent's and the Banks'
          ---------------
          entering into this Forbearance Agreement, upon the execution hereof, the Borrower shall pay the Agent for the ratable benefit of the Banks, a forbearance fee in the sum of $183,562.50. The forbearance fee shall be fully earned upon payment and shall not be subject to refund or rebate under any circumstances.

6.   CONDITIONS TO EFFECTIVENESS. This Agreement and the Agent's and the Banks'
     ---------------------------
     forbearance hereunder shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Banks:

     a. This Agreement shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks.

     b. All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     c. The Borrower shall have paid to the Agent and Banks all fees, expenses and other amounts then due and owing pursuant to this Agreement and the Loan Documents.

     d.   The Agent shall have received the agreement from ING described in
          (S)5(f) hereof.

     e. Except for the Existing Defaults, no Default or Event of Default (and after taking into account the provisions of Paragraph 5(h)(i) hereof) shall have occurred and be continuing.

     f. The Borrower and the Guarantors shall have provided such additional instruments and documents to the Agent and the Banks as the Agent and the Agent's counsel may have reasonably requested.

7.   TERMINATION EVENTS.  The occurrence of any of the following events shall
     ------------------
     constitute a "TERMINATION EVENT" within the meaning of this Agreement:

     a. The failure by the Borrower or any Guarantor to satisfy all of the terms and conditions of this Agreement as and when due.

     b. The occurrence of any Event of Default (other than Existing Defaults and after taking into account the provisions of Paragraph 5(h)(i) hereof).

     c. There shall occur any material adverse change in the business, financial condition, assets or operations of the Borrower and its Subsidiaries, taken as a whole, after the date hereof, as determined by the Agent and the Banks acting in good faith and in a commercially reasonable manner.

     The occurrence of a Termination Event shall also constitute an immediate Event of Default under the Loan Agreement, without additional notice or grace. Upon the occurrence of a Termination Event, the Majority Banks may, at their option, terminate the Forbearance Period and may exercise any or all of their rights and remedies on default to which the Agent or any Bank is, or to which the Agent or any Bank would be entitled against the Borrower or any Guarantor. Without limiting the foregoing, at the election of the Majority Banks, (a) the Commitments may be terminated and the Banks shall be relieved of all obligations to make Loans and of all further obligations to cause Letters of Credit to be issued, and (b) the Agent and the Banks may exercise all rights and remedies against the Collateral and the Guarantors' Collateral, provided that
                                                                -------------
the foregoing shall not be deemed to modify the automatic termination of the Commitments and acceleration of the Obligations upon the occurrence of an Event of Default under (S)(S)7.1(g) and (h) of the Loan Agreement. Any notice required by this provision shall be given in accordance with Section 9.1 of the Loan Agreement and such notice shall be deemed received as provided for in said provision.

8.   GENERAL.
     -------

     a. The provisions of (S)9.1 of the Loan Agreement are hereby amended to provide that notices to the Agent or Bank of Boston shall be forwarded as follows:

               BankBoston, N.A.
               100 Federal Street
               Boston, Massachusetts 02110
               Attention: Mr. Robert J. Riley
               Telecopy: (617) 434-4775

               with a copy to:

               Riemer & Braunstein, LLP
               Three Center Plaza
               Boston, Massachusetts 02109
               Attention: David S. Berman, Esquire
               Telecopy: (617) 880-3456

     b. This Agreement shall be binding upon the Borrower and the Guarantors and their respective successors and assigns and shall enure to the benefit of the Agent, the Banks, and their respective successors and assigns.

     c. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

     d. No delay or omission by the Agent or any Bank in exercising or enforcing any of its rights and remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent or any Bank of any of its rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.

     e. This Agreement and all other documents, instruments, and agreements executed in connection herewith incorporate all discussions and negotiations among the Borrower, the Guarantors, the Agent and the Banks, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between the Borrower, the Guarantors, the Agent or any Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver.

     f. Except as modified hereby, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. This Agreement does not constitute an amendment or remaking of such documents and agreements but is, instead, an agreement by the Agent and the Banks, provided that certain conditions are met, to forbear from the exercise of certain rights to which the Agent and the Banks otherwise would be entitled thereunder. The Agent and the Banks are not hereby waiving any Existing Default or rights and remedies which exist and the Agent and the Banks reserve the right upon expiration of the Forbearance Period to undertake such action as a result of such Defaults and Events of Default as the Agent or the Banks may determine.

     g. This Forbearance Agreement shall be deemed to constitute a "Loan Document" for all purposes under the Loan Agreement.

     h. This Agreement and all rights and obligations here under, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Borrower and each Guarantor submits to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and the Borrower's and the Guarantors' relationship with the Agent and the Banks.

     i. The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Banks, in entering into this Forbearance Agreement, is relying thereon. THE BORROWER AND EACH GUARANTOR, TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER
                             ------
          OR ANY SUCH GUARANTOR TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY BANK OR IN WHICH THE AGENT OR ANY BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWER, ANY GUARANTOR OR ANY SUCH PERSON AND THE AGENT OR ANY BANK.

     j. The Borrower and each Guarantor shall execute such instruments and documents as the Agent and the Banks may from time to time request in connection with the Loan Agreement and the other Loan Documents, this Agreement and the arrangements contemplated hereby.

     It is intended that this Agreement take effect as a sealed instrument.


NUTRAMAX PRODUCTS, INC.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------

NUTRAMAX HOLDINGS, INC.

By: /s/ David J. Radeke
   -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


NUTRAMAX HOLDINGS II, INC.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


OPTOPICS LABORATORIES CORP.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------

FAIRTON REALTY HOLDINGS, INC.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


ORAL CARE, INC.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


POWERS PHARMACEUTICAL CORP.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


FLORENCE REALTY, INC.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


CERTIFIED CORP.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------

FIRST AID PRODUCTS, INC.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


ADHESIVE COATINGS, INC.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


ELMWOOD PARK REALTY, INC.

By: /s/ David J. Radeke
    -----------------------

Print Name: David J. Radeke
            ---------------

Title: Executive VP and COO
       --------------------


F.A. PRODUCTS, L.P.

By: First Aid Products, Inc., its General Partner
    --------------------------------------------

By: /s/ David J. Radeke
    --------------------------------------------

Print Name: David J. Radeke
            ------------------------------------

Title: Executive VP and COO
       -----------------------------------------

AGREED AND ACCEPTED BY

BANKBOSTON, N.A.

By: /s/ Robert J. Riley
    -----------------------

Print Name: Robert J. Riley
            ---------------

Title: Authorized signer
       --------------------

NATIONAL BANK OF CANADA

By: /s/ Robert J. Gauch, Jr.
    ----------------------------

Print Name: Robert J. Gauch, Jr.
            --------------------

Title: Vice President
       -------------------------

By: /s/ LoriAnn Curnyn
    ----------------------------

Print Name: LoriAnn Curnyn
            --------------------

Title: Group Vice President
       -------------------------


FLEET NATIONAL BANK

By: /s/ Robert J. Riley
    -----------------------

Print Name: Robert J. Riley
            ---------------

Title: Vice President
       --------------------


THE SUMITOMO BANK LIMITED

By: /s/ Suresh S. Tata
    ------------------------

Print Name: Suresh S. Tata
            ----------------

Title: Senior Vice President
       ---------------------

SENIOR DEBT PORTFOLIO

By: /s/ Scott H. Page
    ------------------

Print Name: Scott H. Page
            -------------

Title: Vice President
       ------------------

BANKBOSTON, N.A., AS AGENT

By: /s/ Robert J. Riley
    -----------------------

Print Name: Robert J. Riley
            ---------------

Title: Authorized signer
       --------------------

By: /s/ Michael O'Neill
    -----------------------

Print Name: Michael O'Neill
            ---------------

Title: Authorized signer
       --------------------